BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 4, dated April 19, 2017, to the

Prospectus, dated April 28, 2016 (the “Prospectus”), for Common Shares of Beneficial Interest

Change in Chief Financial Officer

On April 18, 2017, the Board of Trustees appointed Anthony F. Marone, Jr. to serve as the interim Chief Financial Officer and Treasurer of Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund (the “Funds”), effective as of May 1, 2017. Mr. Marone, 34, is a Managing Director and the Chief Financial Officer of Blackstone Real Estate Debt Strategies, which encompasses all of Blackstone’s commercial real estate debt investment vehicles, including the Funds. Mr. Marone also serves as the Chief Financial Officer of Blackstone Mortgage Trust, Inc., a NYSE listed mortgage REIT. Before joining Blackstone in 2012, Mr. Marone was a Vice President and Controller of Capital Trust, Inc., whose wholly owned manager was acquired by Blackstone in December 2012. Previously, Mr. Marone worked in the Real Estate Assurance practice of PricewaterhouseCoopers LLP, where he provided audit and other assurance services to various real estate companies. Mr. Marone received a B.S. and an M.B.A. from Rutgers University and is a Certified Public Accountant and Chartered Global Management Accountant.

Mr. Marone’s appointment coincides with the resignation of Garrett Goldberg from Blackstone and as the Funds’ Chief Financial Officer and Treasurer. Mr. Goldberg resigned to pursue another employment opportunity.

Please retain this supplement for future reference.